Principal Funds, Inc.

Supplement dated May 2, 2017
to the Statement of Additional Information dated March 1, 2017
(as supplemented March 17, 2017 and March 24, 2017)

This supplement updates information currently in the Statement of Additional Information. Please retain this supplement for future reference.
Throughout the Statement of Additional Information, make the following changes:

•
Change references to Principal Management Corporation (“PMC”) to Principal Global Investors, LLC (“PGI”). On May 1, 2017, PMC merged into and with PGI and PGI became the investment advisor to the Fund.

•	Change references to Edge Asset Management, Inc. (“Edge”) to Principal Global Investors, LLC (“PGI”). On May 1, 2017, Edge merged into and with PGI.

DESCRIPTION OF THE FUNDS’ INVESTMENTS AND RISKS
Delete the first full unnumbered paragraph on page 12 and replace with the following:
Each of these Funds (except the California Municipal, Diversified International, Global Diversified Income, Income, Inflation Protection, Principal Capital Appreciation, Short-Term Income and Tax-Exempt Bond Funds) has also adopted the non-fundamental policy, pursuant to SEC Rule 35d-1, which requires it, under normal circumstances, to invest at least 80% of its net assets, plus any borrowings for investment purposes, in the type of investments, industry or geographic region (as described in the prospectus) as suggested by the name of the Fund. For purposes of testing this requirement and other requirements with respect to foreign currency investments, each Fund will count forward foreign currency contracts and similar investments that have economic characteristics similar or equivalent to investing in foreign currency directly; such value will be determined using the Fund’s Investments in cash and/or cash equivalents to the extent such instruments are used to cover the Fund’s exposure under such forward foreign currency contracts and similar instruments. This policy applies at the time of purchase. The Fund will provide 60 days’ notice to shareholders prior to implementing a change in this policy for the Fund. For purposes of this non-fundamental restriction, the Fund tests market capitalization ranges monthly.

INVESTMENT ADVISORY AND OTHER SERVICES
Effective June 23, 2017, in the information previously supplemented on March 24, 2017, in the Management Agreement section, in the Contractual Limits on Total Fund Operating Expenses table, for Institutional shares of the Global Diversified Income Fund, delete 0.80% and replace with 0.76%.

PORTFOLIO HOLDINGS DISCLOSURE
Delete the first paragraph under this heading and replace with the following:
The portfolio holdings of any fund that is a fund of funds are shares of underlying mutual funds; holdings of any fund of funds may be made available upon request. In addition, the Fund may publish month-end portfolio holdings information for each Fund’s portfolio on the www.principal.com website and on the www.principalfunds.com website on the thirteenth business day of the following month. The Funds may also occasionally publish information on the website relating to specific events, such as the impact of a natural disaster, corporate debt default or similar events on portfolio holdings. The Funds may also occasionally publish information on the websites concerning the removal, addition or change in weightings of underlying funds in which the funds of funds invest. The Money Market Fund also publishes on the website www.principal.com, within five business days after the end of each month, certain information required to be made publicly available by SEC rule. It is the Fund's policy to disclose only public information regarding portfolio holdings (i.e. information published on the website or filed with the SEC), except as described below.

PORTFOLIO MANAGER DISCLOSURE
Effective March 2018, under Advisor: Principal Management Corporation, remove Jeffrey R. Tyler from the Other Accounts Managed table.
Under Advisor: Principal Global Investors, LLC (Principal Portfolio StrategiesSM Portfolio Managers), in the Other Accounts Managed section, add the following portfolio manager to the alphabetical list:

	Other Accounts Managed
	Total Number of Accounts	Total Assets in the Accounts	Number of Accounts that base the Advisory Fee on Performance	Total Assets of the Accounts that base the Advisory Fee on Performance
Scott Smith*: Principal LifeTime Strategic Income, 2010, 2015, 2020, 2025, 2030, 2035, 2040, 2045, 2050, 2055 and 2060; and Principal LifeTime Hybrid Income, 2015, 2020, 2025, 2030, 2035, 2040, 2045, 2050, 2055 and 2060 Funds

Registered investment companies	9	$517.0 million	0	$0
Other pooled investment vehicles	19	$26.9 billion	0	$0
Other accounts	6	$960.9 million	0	$0

* Information as of March 31, 2017.
Effective March 2018, under Advisor: Principal Management Corporation, remove Jeffrey R. Tyler from the Ownership of Securities table.

Under Advisor: Principal Global Investors, LLC (Principal Portfolio StrategiesSM Portfolio Managers), in the Ownership of Securities section, add the following to the alphabetical list of portfolio managers:

Portfolio Manager	PFI Funds Managed by Portfolio Manager	Dollar Range of Securities Owned by the Portfolio Manager
Scott Smith*	Principal LifeTime Strategic Income	None
Scott Smith*	Principal LifeTime 2010	None
Scott Smith*	Principal LifeTime 2015	None
Scott Smith*	Principal LifeTime 2020	None
Scott Smith*	Principal LifeTime 2025	None
Scott Smith*	Principal LifeTime 2030	$10,001 - $50,000
Scott Smith*	Principal LifeTime 2035	None
Scott Smith*	Principal LifeTime 2040	None
Scott Smith*	Principal LifeTime 2045	None
Scott Smith*	Principal LifeTime 2050	None
Scott Smith*	Principal LifeTime 2055	None
Scott Smith*	Principal LifeTime 2060	None
Scott Smith*	Principal LifeTime Hybrid Income	None
Scott Smith*	Principal LifeTime Hybrid 2015	None
Scott Smith*	Principal LifeTime Hybrid 2020	None
Scott Smith*	Principal LifeTime Hybrid 2025	None
Scott Smith*	Principal LifeTime Hybrid 2030	None
Scott Smith*	Principal LifeTime Hybrid 2035	None
Scott Smith*	Principal LifeTime Hybrid 2040	None
Scott Smith*	Principal LifeTime Hybrid 2045	None
Scott Smith*	Principal LifeTime Hybrid 2050	None
Scott Smith*	Principal LifeTime Hybrid 2055	None
Scott Smith*	Principal LifeTime Hybrid 2060	None
* Information as of March 31, 2017.

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